WESTCORE TRUST

Supplement dated August 30, 2013 to the Westcore Equity and Bond Funds Statement of Additional Information (“SAI”), dated April 30, 2013.

Westcore Blue Chip Dividend Fund (the “Fund”)

The information included under the section titled “Management of the Funds - Investment Adviser” beginning on page 58 of the SAI is hereby supplemented by the following:

For the period beginning September 1, 2013 and continuing until at least April 30, 2014, Denver Investments has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional Trust/Fund expenses so as to limit the Fund’s Retail Class Total Annual Fund Operating Expenses to 0.99%

Denver Investments’ contractual agreement to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses for the Institutional Class as applicable, in the same proportion as for the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific expenses until at least April 30, 2014, remains in effect.

Please retain this supplement for future reference.